UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

22 West Washington Street
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including
area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

Morningstar, Inc. (Morningstar) held its Annual Shareholders’ Meeting on May 15, 2020, for the purpose of electing directors, providing an advisory vote on Morningstar’s executive compensation, and ratifying the appointment of KPMG LLP (KPMG) as Morningstar’s independent registered public accounting firm for 2020.

Each of the nominees for director, as listed in the proxy statement, was elected with the number of votes set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joe Mansueto	38,873,051	502,331	61,249	1,125,274
Kunal Kapoor	39,249,358	184,728	2,545	1,125,274
Robin Diamonte	32,031,056	7,399,335	6,240	1,125,274
Cheryl Francis	31,759,976	7,670,355	6,300	1,125,274
Steve Joynt	38,084,436	1,340,555	11,640	1,125,274
Steve Kaplan	39,130,812	283,028	22,791	1,125,274
Gail Landis	32,034,162	7,391,991	10,478	1,125,274
Bill Lyons	38,897,456	528,753	10,422	1,125,274
Jack Noonan	31,995,993	7,434,351	6,287	1,125,274
Caroline Tsay	32,030,162	7,395,592	10,877	1,125,274

Morningstar’s executive compensation was approved with the voting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,198,159	201,540	36,932	1,125,274

The appointment of KPMG as Morningstar’s independent registered public accounting firm for 2020 was ratified with the voting as follows:

Votes For	Votes Against	Abstentions
40,348,803	124,674	88,428

Item 8.01. Other Events.

On May 15, 2020, Morningstar issued a press release announcing that its Board of Directors has approved a quarterly cash dividend of 30 cents per share payable July 31, 2020 to shareholders of record as of the close of business on July 2, 2020. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Include the following information:

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release dated May 15, 2020 regarding quarterly dividend.
104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: May 18, 2020	By:	/s/ Jason Dubinsky
Jason Dubinsky
Chief Financial Officer